UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2022
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BLUE OWL CAPITAL INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue,	New York,	NY	10022
(address of principal executive offices)

(212) 419-3000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange
Warrants to purchase Class A Shares	OWL.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2022, Blue Owl Capital Inc. (the “Company”) reported its financial results for the quarter ended June 30, 2022. Copies of the Company’s press release and earnings presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The Company is making references to non-GAAP financial information in the earnings presentation and will also make references to non-GAAP financial information on the conference call the Company is hosting on August 4, 2022, to discuss its financial results for the quarter ended June 30, 2022. Reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures are contained in the earnings presentation. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.
The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
The Company files annual, quarterly and current reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (“SEC”). The Company makes available free of charge on its website (www.blueowl.com) its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and any amendments to those filings as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The Company also uses its website (www.blueowl.com) to distribute company information, including assets under management and performance information related to its products, and such information may be deemed material. Accordingly, investors should monitor the Company’s website, in addition to its press releases, SEC filings and public conference calls and webcast. The contents of the Company’s website is not, however, a part of this report.
Item 8.01. Other Events.
On August 4, 2022, the Company announced a cash dividend of $0.11 per Class A Share. The dividend is payable on August 29, 2022, to holders of record as of the close of business on August 22, 2022.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of the Company, dated August 4, 2022.
99.2	Earnings presentation of the Company, dated August 4, 2022, reporting financial results for the quarter ended June 30, 2022, and the announcement of a dividend.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
(registrant)

Date: August 4, 2022	By:	/s/ Alan Kirshenbaum
Alan Kirshenbaum
Chief Financial Officer